Exhibit 10.1
AMENDMENT OF LOAN AGREEMENT
THIS AMENDMENT OF LOAN AGREEMENT (this “Amendment”) is made as of this 31st day of July, 2008, by and among CSS INDUSTRIES, INC. (the “Company”), CSS MANAGEMENT LLC (the “Subsidiary Borrower” and, together with the Company, individually, each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time parties to the Loan Agreement defined below (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Lenders.
Background:
A. The Administrative Agent, the Lenders and the Borrowers entered into an Amended and Restated Loan Agreement dated as of April 23, 2004 (as heretofore modified and amended, the “Loan Agreement”), pursuant to which the Lenders agreed to make Advances from time to time to the Borrowers.
B. The Borrowers have requested and the Administrative Agent and the Lenders have agreed to amend certain of the provisions in the Loan Agreement with respect to Letters of Credit, all on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Definitions. Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
2. Amendments to Loan Agreement. The Loan Agreement is hereby amended effective as of July 31, 2008 (the “Amendment Effective Date”) as follows:
(a) The following new definition of “Letter of Credit Coverage Requirement” is added to Section 1.1 in the appropriate alphabetical order:
““Letter of Credit Coverage Requirement”: with respect to each Letter of Credit at any time, 102% of the maximum amount available to be drawn thereunder at such time (determined without regard to whether any conditions to drawing could be met at such time).”

(b) The third and fourth sentences of Section 2.2(a) are amended and restated to read in full as follows:
“No standby Letter of Credit shall be issued with an expiry date later than the earlier of: (i) one (1) year from the date of issuance and (ii) except as provided in Section 2.2(h), the Maturity Date. No commercial Letter of Credit shall be issued with an expiry date later than the earlier of: (i) one hundred twenty (120) days from the date of issuance and (ii) except as provided in Section 2.2(h), the Maturity Date.”
(c) The following new Section 2.2(h) is added immediately following Section 2.2(g):
“(h) If the expiration date for any Letter of Credit requested by the Borrowers to be issued, or extended or renewed, pursuant to Section 2.2(a) is later than the Maturity Date, the Fronting Lender may nonetheless issue, or extend or renew, such Letter of Credit notwithstanding that such expiration date is later than the Maturity Date, provided that Borrowers shall on or before the day five (5) days prior to the Maturity Date deposit with the Administrative Agent as security for the Obligations, cash in an amount equal to the Letter of Credit Coverage Requirement with respect to each such Letter of Credit which remains outstanding on such date, which cash shall be deposited with, pledged to and held by the Administrative Agent for the benefit of the Lenders in the same manner as provided in Section 8.2(c).”
(d) Section 8.2(c) is hereby amended and restated to read in full as follows:
“(c) Upon the occurrence and during the continuance of an Event of Default and in addition to all other rights and remedies available to the Administrative Agent, the Borrowers shall upon demand of the Administrative Agent, deposit in a non-interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the aggregate Letter of Credit Coverage Requirement, and the Borrowers hereby pledge to the Administrative Agent and the Lenders, and grant to the Administrative Agent and the Lenders a security interest in, all such cash as security for the Obligations. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under any Letters of Credit, and the unused portion thereof after all the Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrowers hereunder and under the Notes. After all Letters of Credit shall have expired or been fully drawn upon, all Obligations with respect thereto shall have been satisfied and all other Obligations of the Borrowers hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers. The Borrowers shall execute and deliver to the Administrative Agent, for the account of the Fronting Bank and the Lenders, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are expressly waived.”

3. Amendment to the Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.
4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Administrative Agent, the Lenders and the Borrowers agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and each Borrower hereby ratifies and confirms its obligations thereunder.
5. Representations and Warranties.
(a) Each Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of such Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.
(b) Each Borrower further represents that such Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation or Formation, by-laws or operating agreement or other organizational documents of such Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.
(c) Each Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.
(d) Each Borrower also further represents that there have been no changes to the Certificate of Incorporation or Formation, by-laws or operating agreement or other organizational documents of such Borrower since the most recent date true and correct copies thereof were delivered to the Administrative Agent.

6. Conditions Precedent. The amendments set forth herein shall be effective as of the Amendment Effective Date upon the fulfillment, to the satisfaction of the Administrative Agent and its counsel, of the following conditions precedent:
(a) Each Borrower shall have delivered to the Administrative Agent the following, all of which shall be in form and substance satisfactory to the Administrative Agent and shall be duly completed and executed:
(i)	counterparts of this Amendment executed by each Borrower, the Majority Lenders and the Guarantors;
(ii)	copies, certified by the Secretary or an Assistant Secretary of each Borrower of resolutions of the board of directors or members of such Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Amendment and the other documents and transactions contemplated hereby; and
(iii)	such additional documents, certificates and information as the Administrative Agent may reasonably request.
(b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.
(c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.
7. Miscellaneous
(a) To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower waives and releases and forever discharges the Administrative Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. Each Borrower further agrees to indemnify and hold the Administrative Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the “Indemnitees”) harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys’ fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee’s own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. Each Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
(b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.
(c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
(e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.
(f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(g) The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.
Each Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CSS INDUSTRIES, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President - Finance

CSS MANAGEMENT LLC
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender, as Fronting Lender and as Administrative Agent

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

BANK OF AMERICA, N.A. (formerly FLEET NATIONAL BANK), as a Lender

By:

Name:
Title:

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:

Name:
Title:

REGIONS FINANCIAL CORP. (formerly UNION PLANTERS BANK), as a Lender

By:

Name:
Title:

ACKNOWLEDGMENT AND AGREEMENT
Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment of Loan Agreement (the “Amendment”) and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders referred to in the Amendment shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. and CSS Management LLC under the Loan Agreement, as amended.

PAPER MAGIC GROUP, INC. (a Pennsylvania corporation)
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

BERWICK DELAWARE, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	President

BERWICK OFFRAY LLC
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CLEO INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CLEO DELAWARE, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	President

PHILADELPHIA INDUSTRIES, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	President

LLM HOLDINGS, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	President

THE PAPER MAGIC GROUP, INC. (a Delaware corporation)
By:
	Name:	Clifford E. Pietrafitta
	Title:	President

DON POST STUDIOS, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

LION RIBBON COMPANY, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CRYSTAL CREATIVE PRODUCTS, INC.
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

C.R GIBSON, LLC
By:
	Name:	Clifford E. Pietrafitta
	Title:	Vice President